EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Michael T. Chalifoux his or her attorney-in-fact, with full power to act, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Richard L. Sharp

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                               /s/ Alan L. Wurtzel

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Richard N. Cooper

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Barbara S. Feigin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                           /s/ Theodore D. Nierenberg

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Hugh G. Robinson

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Walter J. Salmon

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Mikael Salovaara

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                                /s/ John W. Snow

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an indeterminate number or amount of shares of Circuit City Group Common Stock ("Circuit City Stock") and CarMax Group Common Stock ("CarMax Stock") (including, in each case, the Rights to Purchase Preferred Stock, Series E, and Rights to Purchase Preferred Stock, Series F, respectively, attached thereto) that may be issued upon any conversion of the CarMax Stock or Circuit City Stock, respectively, that is issuable under any of the Company's employee or director stock benefit plans, whether now existing or hereafter authorized, including the Company's 1988 Stock Incentive Plan, 1994 Stock Incentive Plan, 1989 Non-Employee Directors Stock Option Plan, 1984 Employee Stock Purchase Plan and 1997 Employee Stock Purchase Plan for CarMax Group Employees; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or application to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such state; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of April, 1997.



                              /s/ Edward Villanueva